Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO MASTER COLLABORATION AGREEMENT

This First Amendment (this “Amendment”), effective as of the date of the last signature set forth below (the “Amendment Effective Date”), amends that certain Master Collaboration Agreement dated January 11, 2014 (the “Master Agreement”), and certain of the License Terms attached thereto, by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”). The Master Agreement, together with the License Terms attached thereto, are referred to collectively herein as the “Collaboration Agreement.” Alnylam and Genzyme are individually referred to herein as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Master Agreement which, among other things, provides Genzyme with certain Options to obtain from Alnylam exclusive licenses and other rights to certain of Alnylam’s siRNAs targeting human genes as potential treatments for Orphan Diseases (a) on a regional basis outside North America and western Europe, (b) with respect to certain siRNAs, on a global basis, or (c) with respect to a certain other siRNAs on a regional basis outside North America and western Europe with the right to co-Commercialize such siRNA in North America and western Europe, in each case on terms and conditions set forth in the Master Agreement and the License Terms attached to the Master Agreement as Appendix A (Regional License Terms), Appendix B (Global License Terms) and Appendix C (Co-Co License Terms); and

WHEREAS, the Parties desire to amend the Collaboration Agreement to allow for an early decision regarding the exercise of the Option for ALN-AT3 by Genzyme and certain other changes solely with respect to ALN-AT3 as further described herein.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein and in the Collaboration Agreement, the Parties hereby agree as follows:

1. Relationship to Agreement. Any capitalized terms that are not defined in this Amendment shall have the meaning set forth in the Collaboration Agreement, and references below to provisions, sections, exhibits or appendices of the Collaboration Agreement are references to such provisions, sections, exhibits or appendices of the Collaboration Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2. Early Exercise of the Option for ALN-AT3. Section 1.2.155 (Option Exercise Period) of the Master Agreement is hereby amended, only with respect to exercise of the Option for ALN-AT3 under Section 1.2.155(a), to mean the period [***]. For all other purposes, Section 1.2.155 (Option Exercise Period) of the Master Agreement shall remain unchanged and in full force and effect.

3. Delivery of Initial Option Notice for ALN-AT3. Section 3.3.1 (Initial Option Data Package) of the Master Agreement is hereby amended so that Alnylam shall deliver to Genzyme the Initial Option Notice for ALN-AT3 (including the Initial Option Data Package for ALN-AT3) no later than [***]. The Initial Option Data Package for ALN-AT3 included within such Initial Option Notice shall contain all items listed on Schedule 1.2.123 (Initial Option Data Package) of the Master Agreement, including, but not limited to, [***]; provided, however, Genzyme acknowledges that the [***], as applicable. For purposes of clarity, the Parties acknowledge and agree that Alnylam shall only be required to provide [***] for ALN-AT3 as specified by this Amendment and shall not be obligated to provide [***] for ALN-AT3, provided, however, that the terms of [***] shall continue to apply. For all other purposes, Section 3.3.1 (Initial Option Data Package) of the Master Agreement and Schedule 1.2.123 (Initial Option Data Package) of the Master Agreement shall remain unchanged and in full force and effect.

4. Option Exercise.

4.1 [***]. Section 3.3.2 (Initial Evaluation Period) of the Master Agreement is hereby amended so that Genzyme [***]. For all other purposes, Section 3.3.2 (Initial Evaluation Period) of the Master Agreement shall remain unchanged and in full force and effect.

5. Automatic Amendments to the License Terms.

5.1 Regional Licensed Product. As set forth in Section 3.4.3 (Regional Options) of the Master Agreement, on the Option Exercise Date for the exercise of a Regional Option for ALN-AT3, ALN-AT3 shall automatically be deemed to be a Regional Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme for ALN-AT3 shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Regional License Terms, including the payment obligations set forth therein, shall be the binding obligations of the applicable Party in respect of ALN-AT3. As part of the effectiveness of such license, the Regional License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate Antithrombin as a Licensed Target and to incorporate as part of the Regional License Terms or Master Agreement the schedules, appendices and exhibits in respect of ALN-AT3 that were included in the Initial Option Data Package delivered by Alnylam for ALN-AT3. For the avoidance of doubt, the provisions of this Section 5.1 of the Amendment are for clarity only and all provisions of Section 3.4.3 (Regional Options) of the Master Agreement remain unchanged and in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.2 Co-Co Licensed Product. Section 3.4.4.1 (ALN-AT3) of the Master Agreement is hereby amended such that, on the Option Exercise Date for the exercise of a Co-Co/Global Option for ALN-AT3, ALN-AT3 shall automatically be deemed to be a Co-Co Licensed Product for all purposes under the Collaboration Agreement and the license from Alnylam to Genzyme for ALN-AT3 shall automatically, with no further action by any Party, go into full force and effect and all of the obligations of Alnylam and Genzyme set forth in the Co-Co License Terms, including the payment obligations set forth therein, shall be the binding obligations of the applicable Party in respect of ALN-AT3. As part of the effectiveness of such license, the Co-Co License Terms shall automatically, with no further action by any Party, be deemed to be amended to incorporate Antithrombin as a Licensed Target and to incorporate as part of the Co-Co License Terms or Master Agreement the schedules, appendices and exhibits in respect of ALN-AT3 that were included in the Initial Option Data Package delivered by Alnylam for ALN-AT3. For the avoidance of doubt, the provisions of this Section 5.2 of the Amendment are for clarity only and all provisions of Section 3.4.4.1 (ALN-AT3) of the Master Agreement remain in full force and effect.

6. Product Joint Steering Committee Formation for ALN-AT3. Promptly following the Option Exercise Date for ALN-AT3, the Parties shall form the PJSC for ALN-AT3 as described in Section 5.1 (Product Joint Steering Committee) of the Regional License Terms or Co-Co License Terms, as applicable.

7. Public Disclosure. Either Party may issue a press release announcing Genzyme’s decision to exercise the Option for ALN-AT3, if applicable. The form and subject matter of such press release shall be mutually agreed upon by the Parties. Subject to the foregoing, the provisions of Section 7.3 (Press Release) of the Master Agreement remain unchanged and in full force and effect.

8. Amendment to Global R&D Costs.

8.1 Regional License Terms. Section 2.3.1.2(b) (Global R&D Costs) of Appendix A (Regional License Terms) to the Master Agreement is hereby amended so that if Genzyme exercises the Regional Option for ALN-AT3 prior to [***], the Global R&D Cost Opt-In Date for ALN-AT3 will be [***]. The remaining provisions of Section 2.3.1.2(b) (Global R&D Costs) of Appendix A (Regional License Terms) to the Master Agreement remain unchanged and in full force and effect.

8.2 Co-Co License Terms. Section 2.3.1.2(b) (Global R&D Costs) of Appendix C (Co-Co License Terms) to the Master Agreement is hereby amended so that if Genzyme exercises the Co-Co/Global Option for ALN-AT3 prior to [***], the ALN-AT3 Global R&D Cost Opt-In Date will be [***]. The remaining provisions of Section 2.3.1.2(b) (Global R&D Costs) of Appendix C (Co-Co License Terms) to the Master Agreement remain unchanged and in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9. Amendment to the Termination Rights.

9.1 Termination of Regional License Terms. Section 10.2.1 (Termination of a Regional Licensed Product for Convenience) of Appendix A (Regional License Terms) to the Master Agreement is hereby amended to add a new subsection (g):

“(g) Solely with respect to ALN-AT3, at any time during the Initial Evaluation Period for ALN-AS1 or in connection with the delivery by Genzyme of an Option Preservation Notice for ALN-AS1, Genzyme shall have the right to terminate these Regional License Terms with respect to ALN-AT3 effective immediately upon written notice to Alnylam. In the event of such termination Genzyme shall pay to Alnylam [***] percent [***] of the Global R&D Costs for ALN-AT3 incurred through the effective date of termination (not to exceed [***]).”

9.2 Termination of Co-Co License Terms. Section 12.2.1 (Termination for Convenience) of Appendix C (Co-Co License Terms) to the Master Agreement is hereby amended to add a new subsection (g):

“(g) Solely with respect to ALN-AT3, at any time during the Initial Evaluation Period for ALN-AS1 or in connection with the delivery by Genzyme of an Option Preservation Notice for ALN-AS1, Genzyme shall have the right to terminate these Co-Co License Terms with respect to ALN-AT3 effective immediately upon written notice to Alnylam. In the event of such termination Genzyme shall pay to Alnylam [***] percent [***] of the Global R&D Costs and Global Regulatory Costs for ALN-AT3 incurred through the effective date of termination (not to exceed [***]).”

The remaining provisions of Section 10.2.1 (Termination of a Regional Licensed Product for Convenience) of Appendix A (Regional License Terms) and Section 12.2.1 (Termination for Convenience) of Appendix C (Co-Co License Terms) to the Master Agreement remain unchanged and in full force and effect.

10. No Other Amendments. This Amendment shall be deemed to be a part of and incorporated into the Collaboration Agreement. In the event of a conflict between this Amendment and the Collaboration Agreement, this Amendment shall control. Except as expressly set forth in this Amendment, all of the terms and conditions of the Collaboration Agreement shall remain unchanged and are ratified and confirmed in all respects and remain in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11. Counterparts. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile or electronic transmission shall be deemed to be original signatures.

[Remainder of this page intentionally blank. Signature page follows.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment by their duly authorized representatives as of the Amendment Effective Date.

GENZYME CORPORATION		ALNYLAM PHARMACEUTICALS, INC.

BY:	/s/ David G. Meeker	BY:	/s/ John Maraganore

NAME: David Meeker, M.D.		NAME: John M. Maraganore, Ph.D.

TITLE: President and Chief Executive Officer		TITLE: Chief Executive Officer

DATE:	July 1, 2015	DATE:	July 1, 2015